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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               September 24, 1998
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                           THE NEW YORK TIMES COMPANY
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               (Exact Name of Registrant as Specified in Charter)



         New York                    1-5837                 13-1102020
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   (State or Other Juris-          (Commission          (I.R.S. Employer
   diction of Incorporation)      File Number)          Identification No.)



          229 West 43d Street, New York, New York               10036
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         (Address of principal executive offices)             (Zip Code)


                                 (212) 556-1234
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              (Registrant's telephone number, including area code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On August 21, 1998, The New York Times Company (the "Company" or the "Registrant") filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-3 (File No. 333-62023) (the "Registration Statement") relating to the issuance by the Company from time to time its unsecured debt securities consisting of notes, debentures or other evidences of indebtedness at an aggregate initial offering price of not more than $300,000,000 or, if applicable, the equivalent thereof in one or more foreign currencies or currency units. The Registration Statement was declared effective by the SEC on August 28, 1998. The Company filed with the SEC a Prospectus Supplement dated September 24, 1998 relating to the offer and sale of up to $300,000,000 or equivalent thereof in other currencies aggregate initial offering price of the Company's Medium-Term Notes (the "Notes"). The Notes are being issued under an Indenture dated as of March 29, 1995 as supplemented by the First Supplemental Indenture dated as of August 21, 1998. On September 24, 1998, the Company entered into the following agreements in connection with the
Notes: (i) a U.S. Distribution Agreement with Morgan Stanley & Co. Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc. relating to the distribution of the Notes (the "Distribution Agreement"); (ii) an Exchange Rate Agency Agreement with Morgan Stanley Dean Witter (the "Exchange Rate Agency Agreement"); and (iii) a Calculation Agent Agreement with The Chase Manhattan Bank (the "Calculation Agent Agreement"). Copies of the Distribution Agreement, the Exchange Rate Agency Agreement and the Calculation Agency Agreement are filed as exhibits hereto and are incorporated herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  Exhibit No.                     Exhibit
                  -----------                     -------

                     10.1 Distribution Agreement, dated as of September 24, 1998 by and among The New York Times Company, Morgan Stanley & Co., Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc.

                     10.2 Exchange Rate Agency Agreement, dated as of September 24, 1998 by and between The New York Times Company and Morgan Stanley
                                    Dean Witter

                     10.3 Calculation Agent Agreement, dated as of September 24, 1998 by and between The New York Times Company and The Chase Manhattan Bank


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                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE NEW YORK TIMES COMPANY
                                         (Registrant)



Dated:  September 24, 1998               By:/s/Rhonda L. Brauer
                                            --------------------------
                                            Name:  Rhonda L. Brauer
                                            Title: Assistant Secretary



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description                                                Page
-----------      -----------                                                ----


 10.1 Distribution Agreement, dated as of September 24, 1998 by and among The New York Times Company, Morgan Stanley & Co., Incorporated, Chase Securities Inc. and Salomon Smith Barney Inc.

 10.2 Exchange Rate Agency Agreement, dated as of September 24, 1998 by and between The New York Times Company and Morgan Stanley Dean Witter

 10.3 Calculation Agent Agreement, dated as of September 24, 1998 by and between The New York Times Company and The Chase Manhattan Bank





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